THIRD-QUARTER 2019 RESULTS PRESENTATION November 6, 2019

DISCLOSURES Forward-Looking Statements This presentation contains certain "forward-looking statements" regarding business strategies, market potential, future financial performance, the potential of our categories and brands, the estimated impact of tax reform on our results, litigation outcomes, our outlook for 2019, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events. Forward-looking statements are generally identified by our use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of our management. Although we believe that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control that could cause actual outcomes and results to be materially different from those indicated in such statements. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including the factors discussed in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q, both filed with the Securities and Exchange Commission. The assumptions underlying the guidance provided for 2019 include the achievement of anticipated improvements in end markets, competitive position, and product portfolio; stable macroeconomic factors; continued inflation in materials and freight; no changes in foreign currency exchange and tax rates; successful integration of recent acquisitions; and our future business plans. The forward-looking statements included in this presentation are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation presents certain “non-GAAP” financial measures. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of non-GAAP financial measures used in this presentation to their nearest comparable GAAP financial measures is included at the end of this presentation. The company provides certain guidance solely on a non-GAAP basis because the company cannot predict certain elements that are included in certain reported GAAP results, including the variables and individual adjustments necessary for a reconciliation to GAAP. While management is not able to specifically quantify the reconciliation items for forward-looking non-GAAP measures without unreasonable effort, the company expects these items to be similar to the types of charges and costs excluded from Adjusted EBITDA in prior periods. Management bases the estimated ranges of non-GAAP measures for future periods on its reasonable estimates of such factors as assumed effective tax rate, assumed interest expense, stock-based compensation expense, litigation expense, and other assumptions about capital requirements for future periods. The variability of these items may have a significant impact on our future GAAP financial results. We use Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, and Adjusted EPS because we believe they assist investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Management believes Adjusted EBITDA and Adjusted EBITDA margin are helpful in highlighting trends because they exclude the results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate, and capital investments. We use Adjusted EBITDA and Adjusted EBITDA margin to measure our financial performance and also to report our results to our board of directors. Further, our executive incentive compensation is based in part on Adjusted EBITDA. In addition, we use Adjusted EBITDA as calculated herein for purposes of calculating compliance with our debt covenants in certain of our debt facilities. Adjusted EBITDA should not be considered as an alternative to net income as a measure of financial performance or to cash flows from operations as a liquidity measure. We define Adjusted EBITDA as net income (loss), adjusted for the following items: loss from discontinued operations, net of tax; equity of non-consolidated entities; income tax (benefit) expense; depreciation and amortization; interest expense, net; impairment and restructuring charges; gain on previously held shares of equity investment; (gain) loss on sale of property and equipment; share-based compensation expense; non-cash foreign exchange transaction/translation (income) loss; other non-cash items; and costs related to debt restructuring and debt refinancing. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net revenues. We present free cash flow because we believe it assists investors and analysts in determining the quality of our earnings. We also use free cash flow to measure our financial performance and to report to our board of directors. In addition, our executive incentive compensation is based in part on free cash flow. We define free cash flow as cash flow from operations less capital expenditures (including purchases of intangible assets). Free cash flow should not be considered as an alternative to cash flows from operations as a liquidity measure. Adjusted net income represents net income adjusted for the after-tax impact of i) non-cash foreign currency (gains) losses, ii) impairment and restructuring charges, iii) one-time non-cash gains, iv) other non- recurring expenses associated with certain matters such as our initial public offering, secondary offering, mergers, and litigation. Adjusted EPS represents net income per diluted share adjusted to exclude the estimated per share impact of the same specifically identified items used to calculate adjusted net income as described above. Where applicable such items are tax-effected at our estimated annual effective tax rate. Other companies may compute these measures differently. No non-GAAP metric should be considered as an alternative to any other measure derived in accordance with GAAP. Due to rounding, numbers presented throughout this document may not sum precisely to the totals provided and percentages may not precisely reflect the absolute figures. 2 |

INTRODUCTION Gary Michel, President and CEO |

KEY TAKEAWAYS ▪ Operational inefficiencies in a small number of windows facilities in North America were primary driver of performance miss to expectations and a significant component of core margin compression vs. prior year; we do not expect them to recur in 2020 ▪ Volume headwinds in North America and Australasia more significant than expected ▪ Australia housing market activity at lowest levels in a decade; U.S. residential new construction demand lags recent housing improvements ▪ Europe delivered core margin improvement for the first quarter since early 2018 ▪ 4th consecutive quarter of favorable price vs. cost inflation ▪ Continued favorable productivity and good progress on footprint rationalization and modernization projects ▪ YTD Free Cash Flow continues to show substantial improvement of $52.5M over prior year GOOD PROGRESS WITH PRODUCTIVITY AND PRICE/COST OFFSET BY WINDOWS OPERATIONAL PERFORMANCE IN NA AND VOLUME HEADWINDS 4 |

THIRD QUARTER SUMMARY Financial Summary ▪ Q3 net revenues decreased 3.9% driven primarily by 5% contraction from volume/mix and 2% FX headwind, partially offset by price ▪ Net income of $17 million, a decrease of $11.6 million, driven by tax expense ▪ Diluted EPS was $0.17; Adjusted EPS was $0.26 ▪ Adjusted EBITDA of $108.9M with margin of 10.0% ▪ Core margin down 170 bps vs. prior year; 120 bps improvement in Europe offset by North America and Australasia Capital Allocation ▪ Share repurchase authorization increased to $175 million from $105 million remaining under existing authorization ▪ Ended quarter at 3.2x net leverage; expect to see Q4 seasonal reduction in debt and committed to net leverage target of ~2.5x LOWER VOLUME AND INEFFICIENCIES DRIVING CORE MARGIN CONTRACTION; CASH FLOW CONTINUES TO IMPROVE SUBSTANTIALLY 5 |

MARKET OUTLOOK Market Region Q3 Outlook Market Outlook Commentary North America • Residential New Construction (RNC) market headwinds in U.S. and Canada Residential New • North America returning to modest RNC growth in Construction 2020, with acceleration in the U.S. housing market partially offset by continued headwinds in Canada Repair & Remodel • North America R&R demand flat in Q3 but expected to accelerate • Europe demand relatively flat Europe • Brexit uncertainty remains • Expect mixed markets to continue • Australia residential housing permits at lowest level in 10 years Australasia • Australia new construction downturn to continue through Q2 2020 before recovery begins MIXED MARKETS ACROSS THE GLOBE 6 |

GLOBAL FOOTPRINT RATIONALIZATION UPDATE FOOTPRINT RATIONALIZATION MODERNIZATION MANUFACTURING RECENTLY COMPLETED PROJECTS EFFICIENCY GAINS North America ✓ Reduce complexity ✓ Increase throughput ✓ Ozark, AL and Lexington, NC closed with ✓ Increase capacity ✓ Improve quality volume transferred to Atlanta, GA ✓ Reduce labor ✓ Reduce scrap ✓ Yakima, WA closed with volume transferred to Stayton, OR and Vista, CA ✓ Reduce cycle time ✓ Improve safety ✓ Footprint reduction ✓ Reduce costs Europe ✓ Posio, Finland consolidated into Rakvere, Estonia ✓ Åstorp, Sweden exterior doors consolidated into Aizkraukle, Latvia 1.1M FT2 Australasia 2019 Actions in ✓ Regency Showerscreens and William $ Progress Russell Doors consolidated into existing Rowville campus near Melbourne LEVERAGE ACQUIRED ASSETS AND JEM TOOLS REDUCE GLOBAL FACILITY FOOTPRINT AND INCREASE EFFICIENCY 7 |

FINANCIAL REVIEW John Linker, Executive Vice President and CFO |

Q3 2019 FINANCIAL SUMMARY USD in millions NET REVENUES Adj. EBITDA Adj. EBITDA Margin Core Core Core (3%) (17%) (170 bps) (3.9%) (17.9%) (170 bps) $1,136.5 $1,092.0 $132.6 11.7% 10.0% $108.9 3Q18 3Q19 3Q18 3Q19 3Q18 3Q19 CORE MARGIN DECLINE VS. PRIOR YEAR DRIVEN BY LOWER REVENUES C o r e e xcludes impact of FX and acquisitions completed in the last 12 months. 9 |

Q3 2019 NET REVENUES WALK JELD-WEN North America Europe Australasia Q3 2019 Pricing 2% 2% 2% 0% Volume/Mix (5%) (5%) 1% (12%) Core Growth (3%) (3%) 3% (12%) Acquisitions 1% 2% 0% 0% FX (2%) 0% (5%) (5%) Total (3.9%) (1.4%) (1.8%) (17.1%) YTD 2019 Pricing 2% 3% 1% 0% Volume/Mix (4%) (6%) 0% (8%) Core Growth (2%) (3%) 1% (8%) Acquisitions 4% 6% 2% 3% FX (3%) 0% (6%) (7%) Total (1.0%) 2.9% (2.8%) (12.3%) Q3 CORE REVENUES DOWN 3%; POSITIVE PRICE OFFSET BY VOLUME/MIX 10 |

NORTH AMERICA SEGMENT PERFORMANCE USD in millions NET REVENUES Adj. EBITDA Adj. EBITDA Margin Core Core Core (3%) (23%)-1% (260 bps) Core(1) (1.4%) (20.9)% (250 bps) $84.3 12.6% $667.7 $658.4 $66.7 10.1% 3Q18 3Q19 3Q18 3Q19 3Q18 3Q19 VOLUME AND COST INEFFICIENCIES DROVE CORE MARGIN DECLINE C o r e e xcludes impact of FX and acquisitions completed in the last 12 months. 11 |

EUROPE SEGMENT PERFORMANCE USD in millions NET REVENUES Adj. EBITDA Adj. EBITDA Margin CoreUp 1% Core Core +3% 17% +120 bps Core(1) (1.8%) 8.9% 100 bps $292.9 $287.7 10.5% $30.2 9.5% $27.7 3Q18 3Q19 3Q18 3Q19 3Q18 3Q19 POSITIVE PRICING REALIZATION AND STRONG PRODUCTIVITY DROVE CORE MARGIN EXPANSION C o r e e xcludes impact of FX and acquisitions completed in the last 12 months. 12 |

AUSTRALASIA SEGMENT PERFORMANCE USD in millions NET REVENUES Adj. EBITDA Adj. EBITDA Margin Core-2% Core Core (12%) (17%) (80 bps) Core(1) (17.1%) (22.3%) (90 bps) $26.2 14.9% $175.9 14.0% $145.8 $20.3 3Q18 3Q19 3Q18 3Q19 3Q18 3Q19 SIGNIFICANT MARKET HEADWINDS DROVE CORE MARGIN DECLINE C o r e e xcludes impact of FX and acquisitions completed in the last 12 months. 13 |

BALANCE SHEET AND CASH FLOW Balance Sheet and Liquidity September 28, 2019 December 31, 2018 Total Debt $1,514.4 $1,477.9 Cash $127.9 $117.0 Total Net Debt $1,386.5 $1,360.9 Net Debt / Adjusted EBITDA 3.2x 3.0x Liquidity (1) $449.9 $380.2 Cash Flow Q3 YTD 2019 Q3 YTD 2018 Cash Flow From Operations $164.9 $88.0 Capital Expenditures (2) ($104.6) ($80.1) Free Cash Flow $60.3 $7.8 (1) Liquidity includes cash and availability from undrawn revolving credit facilities. (2) Includes purchases of property, equipment, and intangible assets. CASH FLOW PERFORMANCE IS IMPROVING 14 |

2019 OUTLOOK |

2019 OUTLOOK USD in millions Full Year 2019 Outlook Previous – Aug '19 Current Comments • Australia market deterioration Net Revenue Growth vs. PY Approximately Flat Down ~2% vs. 2018 • North America Q3 revenue softness • Margin expectations reflect lower Adjusted EBITDA $450 to $480 $419 to $429 volumes Capital Expenditures $140 to $160 $130 to $155 • Reflects latest estimates OUTLOOK REFLECTS LATEST GLOBAL DEMAND ENVIRONMENT 16 |

JELD-WEN’S STRATEGIC GROWTH DRIVERS Accelerate Disciplined Capital Expand Margins 1 Top Line Growth 2 3 Allocation ``` Invest for Growth Culture and Tools Shareholder Value JELD-WEN IS POSITIONED TO DRIVE GROWTH AND LONG-TERM SHAREHOLDER VALUE 17 |

APPENDIX |

NON-GAAP RECONCILIATION ADJUSTED EBITDA (USD IN MILLIONS) Three Months Ended Nine Months Ended September 28, September 29, September 28, September 29, 2019 2018 2019 2018 Net income $ 17.0 $ 28.6 $ 55.2 $ 103.8 Equity earnings of non-consolidated entities — — — (0.7) Income tax expense 22.5 (31.7) 45.0 (13.1) Depreciation and amortization 34.9 31.2 99.7 90.3 Interest expense, net 17.6 18.3 53.7 51.8 Impairment and restructuring charges 7.9 3.9 17.4 9.4 Gain on previously held shares of equity investment — — — (20.8) Loss (gain) on sale of property and equipment — (0.1) 1.1 0.2 Share-based compensation expense 4.1 4.1 10.6 12.4 Non-cash foreign exchange transaction/translation (income) loss (0.2) 2.8 3.6 (0.4) Other items (1) 5.1 75.2 38.7 107.9 Other non-cash items (2) — — 0.7 12.2 Costs relating to debt restructuring and debt refinancing — 0.2 — 0.3 Adjusted EBITDA $ 108.9 $ 132.6 $ 325.8 $ 353.2 (1) Other non-recurring items not core to ongoing business activity include: (i) in the three months ended September 28, 2019 (1) $3.6 in legal and professional fees relating primarily to litigation, (2) $(3.0) of realized gains on hedges of intercompany notes, (3) $2.8 in facility closure and consolidation costs related to our facility footprint rationalization program, and (4) $1.4 in acquisition and integration costs; (ii) in the three months ended September 29, 2018 (1) $76.5 in litigation contingency accruals, (2) $(3.7) of realized gains on hedges of intercompany notes, and (3) $1.8 in acquisition and integration costs; (iii) in the nine months ended September 28, 2019 (1) $16.9 in facility closure and consolidation costs related to our facility footprint rationalization program, (2) $13.4 in acquisition and integration costs including $7.1 related to purchase price structured by the former owners as retention payments for key employees at a recent acquisition, (3) $9.9 in legal cost and professional fees relating primarily to litigation, (4) $(3.1) of realized gains on hedges of intercompany notes, (5) $0.8 in other miscellaneous costs, and (6) $0.6 in costs related to departure of former executives; (iv) in the nine months ended September 29, 2018 (1) $76.5 in litigation contingency accruals, (2) $25.4 in legal and professional fees relating primarily to litigation, (3) $6.0 in acquisition and integration costs, (4) $(3.7) of realized gains on hedges of intercompany notes, (5) $2.8 in costs related to the departure of former executives, and (6) $0.4 in stock compensation payroll taxes. (2) Other non-cash items include: (i) in the nine months ended September 28, 2019 includes $0.7 for inventory adjustments; (ii) in the nine months ended September 29, 2018 includes $12.2 for initial inventory adjustments related to the ABS acquisition. Prior period balances in the table above have been reclassified to conform to current period presentation. 19 |

NON-GAAP RECONCILIATION

ADJUSTED NET INCOME AND FREE CASH FLOW (USD IN MILLIONS)

(amounts in millions, except share and per share data)	Three Months Ended September 28, 2019	Three Months Ended September 29, 2018	Nine Months Ended September 28, 2019	Nine Months Ended September 29, 2018
Net income	$ 17.0	$ 28.6	$ 55.2	$ 103.8
Litigation contingency accrual	—	48.9	—	48.9
Legal and professional fees	2.1	—	5.1	15.6
Impact of U.S. tax cuts and jobs act	—	(40.2)	—	(40.2)
Non-cash foreign exchange transactions/translation (income) loss	(0.1)	1.8	2.0	(0.2)
Impairment and restructuring charges	4.9	2.5	9.7	6.0
Facility closure and consolidation charges	1.7	0.2	9.5	0.2
Acquisition and integration charges	0.9	1.1	7.5	3.8
Inventory valuation adjustment	—	—	—	7.8
Gain on previously held shares of an equity investment (1)	—	—	—	(20.8)
Deferred tax liability write-off associated with equity investment (1)	—	—	—	(7.1)
Adjusted net income (1)	$ 26.5	$ 42.9	$ 89.1	$ 117.8
Diluted net income per share	$ 0.17	$ 0.27	$ 0.54	$ 0.97
Litigation contingency accrual	—	0.46	—	0.45
Legal and professional fees	0.02	—	0.05	0.15
Impact of U.S. tax cuts and jobs act	—	(0.38)	—	(0.37)
Non-cash foreign exchange transactions/translation (income) loss	—	0.02	0.02	—
Impairment and restructuring charges	0.05	0.02	0.10	0.06
Facility closure and consolidation charges	0.01	—	0.09	—
Acquisition and integration charges	0.01	0.01	0.08	0.03
Inventory valuation adjustment	—	—	—	0.07
Gain on previously held shares of an equity investment (1)	—	—	—	(0.19)
Deferred tax liability write-off associated with equity investment (1)	—	—	—	(0.07)
Adjusted net income per share (1)	$ 0.26	$ 0.40	$ 0.88	$ 1.10
Diluted shares used in adjusted EPS calculation represent the fully dilutive shares for the three and nine months ended September 28, 2019 and September 29, 2018, respectively.	101,381,976	105,937,429	101,419,770	107,477,049

Note: Except as otherwise noted, adjustments to net income and net income per share are tax-effected at an effective tax rate of 38.9% and 44.0% for the three and nine months, respectively, ended September 28, 2019 and 36.1% for the three and nine months ended September 29, 2018.

(1) Adjusted net income and adjusted EPS for the nine months ending September 29, 2018 have been revised to eliminate the estimated tax effect on these items because, due to their nature, a tax effect adjustment should not have been applied. As a result, nine months ended September 29, 2018 adjusted net income as presented herein changed from $124.4 million as originally reported to $117.8 million, and adjusted EPS as presented herein changed from $1.18 as originally reported to $1.10.

	Nine Months Ended September 28, 2019	Nine Months Ended September 29, 2018
Net cash provided by operating activities	$ 164.9	$ 88.0
Less capital expenditures	104.6	80.1
Free cash flow	$ 60.3	$ 7.8

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JW JELD-WEN WINDOWS & DOORS